Exhibit 10.1

Execution Copy

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to the Credit Agreement (defined below) (this “Third Amendment”) is entered into as of February 15, 2024, by and among Stronghold Digital Mining, Inc., a Delaware corporation (“Holdings”), Stronghold Digital Mining Holdings, LLC, a Delaware limited liability company (the “Borrower”), each Subsidiary of the Borrower listed as a “Guarantor” on the signature pages hereto (together with Holdings, each a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below) party hereto, Whitehawk Capital Partners LP (“Whitehawk Capital”), as collateral agent for the Lenders (in such capacity, together with its designees, successors and assigns, the “Collateral Agent”) and Whitehawk Capital, as administrative agent for the Lenders (in such capacity, together with its designees, successors and assigns, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”)and the Lenders (as defined below) party hereto.

W I T N E S S E T H

WHEREAS, Holdings, the Borrower, each Guarantor, Whitehawk Finance LLC and/or its Affiliates or designees and the other lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), and the Agents are party to that certain Credit Agreement dated as of October 27, 2022 ((i) as amended by that certain First Amendment dated as of February 6, 2023, (ii) as amended by that certain Second Amendment dated as of March 28, 2023 and (iii) as further amended from time to time, the “Credit Agreement”) pursuant to which the Lenders have agreed to make Loans available to the Borrower;

WHEREAS, Section 7.02(e) of the Credit Agreement does not permit the Loan Parties or their Subsidiaries to purchase any new “miners” except as set forth therein without the prior written consent of the Agent and the Required Lenders;

WHEREAS, the Loan Parties seek to purchase the December 2023 Purchase Miners;

WHEREAS, Section 2.05(c)(vii) of the Credit Agreement require that 100% cash proceeds of any issuances of Equity Interests by Holdings and/or the Borrower (other than to Holdings), the Borrower shall pay to reduce the then unpaid and/or capitalized interest as a result of the Borrower exercising the PIK Option;

WHEREAS, the Borrower and Holdings have requested that the Lenders and the Agent (i) permit the purchase of the December 2023 Purchase Miners and (ii) waive the prepayment requirement of Section 2.05(c)(vii) of the Credit Agreement with respect to cash proceeds of the December 2023 Equity Raise;

WHEREAS, the Borrower, Holdings, Lenders and the Agents wish to make certain other amendments to the Credit Agreement as provided below subject to the terms and conditions hereinafter set forth; and

NOW, THEREFORE, in consideration of the mutual agreements contained in this Third Amendment and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby mutually agree as follows:

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.            Defined Terms.  Each capitalized term used herein and not defined herein shall have the meaning ascribed to such term in the Credit Agreement.

2.            Waiver and Agreement.  The undersigned Agent and Lenders (constituting all of the Lenders under the Credit Agreement), effective upon the Third Amendment Effective Date, hereby (a) consent to the Loan Parties purchasing the December 2023 Purchase Miners, so long as, such December 2023 Purchase Miners are purchased from cash proceeds of the December 2023 Equity Raise and such December 2023 Purchase Miners are Collateral (and not subject to any other Liens other than Liens in favor of the Agent) and (b) waive the prepayment requirement of Section 2.05(c)(vii) of the Credit Agreement with respect to cash proceeds of the December 2023 Equity Raise, provided in each case of clauses (a) and (b) subject to the terms and conditions of this Third Amendment and the Lenders receipt of $3,230,522.82, which amount represents amortization payments of the Term Loan that are otherwise due on July 31, 2024 and August 30, 2024; provided further that failure to comply with any of the waiver condition set forth in clauses (a) and (b) and in the first proviso above (i) shall nullify the foregoing waivers, (ii) shall cause such waivers shall be of no force and effect and (iii) shall constitute an immediate Event of Default under the Credit Agreement, including as a result of breaches of Sections 2.05(c)(vii) and 7.02(e) of the Credit Agreement.

3.           Amendments to the Credit Agreement.  Subject to the satisfaction (or waiver in writing by the Administrative Agent and undersigned Lenders which constitute at least Required Lenders) of the conditions set forth in Section 3 hereof and in reliance on the representations and warranties of the Loan Parties set forth in this Third Amendment and in the Credit Agreement, in accordance with Section 10.01 of the Credit Agreement, the Borrower, Holdings, Administrative Agent and each of the Lenders hereby agree that the Credit Agreement is amended and modified as follows:

(a)          Existing Definition:  The defined term “Permitted Disposition” in the Credit Agreement is hereby amended as follows:  (A) by deleting the “and” at the end of clause (m) thereof; by replacing the “.” At the end of clause (n) thereof with “; and” and (C) by inserting a new clause (o) immediately after clause (n) thereof to read as follows:  “(o) Transformer and Breaker Sale, but only so long as such Transformer and Breaker Sale is for 100% cash consideration (received at the time of such Disposition) or other consideration reasonably acceptable to the Administrative Agent.”

(b)          New Definitions:  As used herein, the following terms shall have the following meanings given to them below, and the Credit Agreement and the other Loan Documents are hereby amended to include the following in alphabetical order:

i)          “December 2023 Equity Raise” means, the Qualified Equity Financing in an aggregate amount equal to $15,433,000 pursuant to that certain Securities Purchase Agreement dated as of December 21, 2023 between Holdings and Armistice Capital Master Fund Ltd.

ii)        “December 2023 Purchase Miners” means, collectively, (i) 2,800 new Bitmain S19K Pro miners (115-120 TH/s per miner, 23 J/T efficiency) purchased from Luxor Technology Corporation (“Luxor”) for an aggregate purchase price of $4,722,936, (ii) 1,100 new MicroBT Whastminer M50 miners (120 TH/s per miner, 27 J/T efficiency) purchased from Luxor for an aggregate purchase price of $995,101, and (iii) 1,100 new Avalon A1346 miners (123 TH/s per miner, 28.9 J/T efficiency) purchased from Canaan Creative Global Pte. Ltd. (“Canaan”) for an aggregate purchase price of $1,891,835.

iii)      “Transformer and Breaker Sale” means, Disposition of two (2) 115kV to 13.8kV – 30/40/50 MVA transformers and two (2) 145kV SF6 breakers.

iv)        “Third Amendment” means the Third Amendment to this Agreement dated as of February __, 2024.

v)         “Third Amendment Effective Date” has the meaning specified therefor in the Third Amendment.

(c)          Section 2.05(c)(iv) of the Credit Agreement is hereby amended and restated to read as follows:

within five (5) Business Days following the receipt of Net Cash Proceeds of any Disposition (excluding Dispositions which qualify as Permitted Dispositions under clauses (b) through (f) and (h) through (k) of the definition of “Permitted Disposition”) by any Loan Party or its Subsidiaries pursuant to Section 7.02(c)(ii)(B), the Borrower shall prepay the outstanding principal amount of the Term Loans in accordance in an amount equal to 100% of the Net Cash Proceeds of such excess received by such Person in connection with such Permitted Disposition to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Administrative Agent as a prepayment of the Term Loans) shall exceed for all such Permitted Dispositions $1,000,000 in any Fiscal Year (provided that such $1,000,000 exclusion shall not apply with respect to proceeds of sale of Dispositions permitted under clauses (l) and (o) of the definition of “Permitted Disposition”).  Nothing contained in this subsection (iv) shall permit any Loan Party to make a Disposition of any property other than in accordance with Section 7.02(c)(ii).

(d)         Section 2.05(c)(v) of the Credit Agreement is hereby amended and restated to read as follows:

Notwithstanding the foregoing, with respect to Net Cash Proceeds received by any Loan Party in connection with a Permitted Disposition or the receipt of Extraordinary Receipts consisting of insurance proceeds or condemnation awards that are otherwise required to be used to prepay the Obligations such Permitted Dispositions and Extraordinary Receipts shall not be required to be so used to prepay the Obligations to the extent that such Net Cash Proceeds and Extraordinary Receipts are used to acquire, replace, repair or restore properties or assets used in the Borrower’s and its Subsidiaries’ business, provided that, (A) no Default or Event of Default has occurred and is continuing on the date such Person receives such Net Cash Proceeds or Extraordinary Receipts, (B) the Borrower delivers a certificate to the Administrative Agent within five (5) Business Days (or such longer time as the Administrative Agent shall permit in its sole discretion) after the receipt of such Net Cash Proceeds or Extraordinary Receipts resulting from such Disposition or loss, destruction or taking, as the case may be, stating that such Net Cash Proceeds or Extraordinary Receipts shall be used to acquire, replace, repair or restore properties or assets used in such Person’s business within a period specified in such certificate not to exceed one hundred and eighty (180) days after the date of receipt of such Net Cash Proceeds, (C) pending any such reinvestment, such Net Cash Proceeds shall be deposited in an account subject to an Account Control Agreement, and (D) upon the earlier of (1) the expiration of the period specified in the relevant certificate furnished to the Administrative Agent pursuant to clause (B) above or (2) the occurrence of a Default or an Event of Default, such Net Cash Proceeds, if not theretofore so used, shall be used to prepay the Obligations in accordance with Section 2.05(c)(vi) (provided that such repayment shall not apply with proceeds of the respect to proceeds of sale of Dispositions permitted under clauses (l) and (o) of the definition of “Permitted Disposition”).

(e)         Section 2.05(c)(vii) of the Credit Agreement is hereby amended by adding the following immediately prior to the “.” at the end thereof:  “(provided that such repayment shall not be required with respect to proceeds of December 2023 Equity Raise, so long as such proceeds are utilized for the purchase of December 2023 Purchase Miners and for general corporate purposes of the Loan Parties (including an aggregate amount not to exceed $250,000 for the Loan Parties’ carbon capture development)”.

(f)          Section 7.03(b) of the Credit Agreement is hereby amended and restated to read as follows:

At all times, Liquidity shall not be less than: (A) until June 30, 2025, $2,500,000 and (B) from and after July 1, 2025, $5,000,000.

4.          Conditions Precedent.  This Third Amendment shall become effective (the “Third Amendment Effective Date”) immediately when:

(a)       The Administrative Agent shall have received in .pdf format (followed promptly by originals to the extent requested by the Administrative Agent) counterparts of this Third Amendment, executed by an Authorized Officer of each Loan Party, the Administrative Agent, the Collateral Agent and the Lenders.

(b)         On the date hereof, after giving effect to the transactions contemplated by this Third Amendment the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language are true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and except that for purposes of this Section 3, the representations and warranties contained in Section 6.01(g) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 7.01(a) of the Credit Agreement.

(c)         The Lenders (or the Administrative Agent on behalf of the Lenders) shall have received $3,230,522.82, which amount represents amortization payments of the Term Loan that are otherwise due on July 31, 2024 and August 30, 2024.

5.          Representations and Warranties.  Each Loan Party hereby represents and warrants to each Agent and each Lender that:

(a)        The Loan Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Amendment and the other Loan Documents on their part to be observed or performed thereunder.

(b)          No Default or Event of Default has occurred and is continuing, or would result from, this Third Amendment.

(c)        (i) The execution, delivery and performance by such Loan Party of this Third Amendment has been duly authorized by all necessary corporate or other organizational action and (ii) this Third Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(d)          The execution and delivery of this Third Amendment and the performance by such Loan Party (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (x) such as have been obtained or made and are in full force and effect or to be made and (y) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (ii) will not violate any (x) of such Loan Party's organizational documents or (y) requirements of law applicable to such Loan Party which violation, in the case of this clause (ii)(y), could reasonably be expected to have a Material Adverse Effect and (iii) will not violate or result in a default under any material Contractual Obligation to which such Loan Party is a party which violation, in the case of this clause (iii), could reasonably be expected to result in a Material Adverse Effect.

6.          Governing Law.  This Third Amendment and all disputes between the parties under or relating to this Third Amendment or the facts or circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

7.         Entire Agreement; Effect of Waivers.  This Third Amendment, and the terms and provisions hereof, and the documents referenced herein, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede any and all prior or contemporaneous provisions relating to the subject matter hereof.  There are no oral agreements among the parties pertaining to the subject matter hereof.  The Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  The execution, delivery, and performance of this Third Amendment shall not, except as expressly set forth herein, operate as a consent to, as a waiver of or as an amendment of, any right, power, or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Loan Documents nor constitute a consent, waiver or modification of any provision of any of the Loan Documents or any Default or Event of Default thereunder that exists on the Third Amendment Effective Date.  This Third Amendment is a “Loan Document” for all purposes.

8.            Miscellaneous.

(a)         This Third Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent, the Collateral Agent or any Lender at variance with the Credit Agreement or any other Loan Document such as to require further notice by the Administrative Agent, the Collateral Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except, in each case, as expressly set forth herein.

(b)         The Loan Parties hereby reaffirm their obligations, guarantees and covenants and reaffirm that their obligations, guarantees and covenants continuing and that the Loan Parties’ Obligations are secured by the Collateral, the guaranties and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the signatories thereof under each Loan Document and agreements entered into with respect to the Obligations, guarantees and covenants thereunder are hereby ratified and affirmed in all respects by each of them.

(c)          This Third Amendment shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties hereto in accordance with the Credit Agreement and the other Loan Documents.

(d)         This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy or electronic .pdf copy shall be effective as delivery of a manually executed counterpart of this Third Amendment.

(e)         The provisions of Section 12.01 (“Notices”), Section 12.02 (“Amendments, Etc.”), Section 12.06 (“Severability”), Section 12.09 (“Governing Law”), Section 12.10 (“Consent to Jurisdiction; Service of Process and Venue”), and Section 12.13 (“No Party Deemed Drafter”) of the Credit Agreement are hereby incorporated by reference into this Third Amendment, mutatis mutandis.

9.          General Release.

(a)       Each Loan Party hereby absolutely and unconditionally releases and forever discharges each Agent and each Lender, and any and all of their respective participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Third Amendment for or on account of, or in relation to, or in connection with any of the Credit Amendment, any of the Loan Documents or any of the transactions thereunder or related thereto, whether such claims, demands and causes of action are matured or unmatured or known or unknown.  It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified, and in furtherance of this intention it waives and relinquishes all rights and benefits under any Applicable Law which provides that:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her might have materially affected his settlement with the debtor.”

(b)         Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Loan Party pursuant to the above release. If any Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, such Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys' fees and costs incurred by such Released Party as a result of such violation.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

STRONGHOLD DIGITAL MINING HOLDINGS LLC, as Borrower

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

HOLDINGS (and a Guarantor):

STRONGHOLD DIGITAL MINING, INC.

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Chief Executive Officer

 [Signature Page to the Third Amendment]

GUARANTORS:

LIBERTY BELL FUNDING LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

EIF SCRUBGRASS, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

PANTHER CREEK POWER OPERATING, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING PENN, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING OPERATING, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

 [Signature Page to the Third Amendment]

SCRUBGRASS POWER LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING EQUIPMENT, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

SCRUBGRASS RECLAMATION COMPANY, L.P.

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING BT, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

 [Signature Page to the Third Amendment]

STRONGHOLD DIGITAL MINING TH, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD DIGITAL MINING HASHCO, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

OLYMPUS PANTHER HOLDINGS, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

PANTHER CREEK PERMITTING, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

CLEARFIELD PROPERTIES, INC.

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person
PANTHER OP INTEREST HOLDINGS, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

 [Signature Page to the Third Amendment]

STRONGHOLD DIGITAL MINING HOSTING, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

STRONGHOLD CARBON CAPTURE, LLC

By:	/s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Authorized Person

 [Signature Page to the Third Amendment]

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:
WHITEHAWK CAPITAL PARTNERS LP, as Administrative Agent and Collateral Agent

By:	/s/ Robert A. Louzan

Name: Robert A. Louzan
Title: Managing Partner

 [Signature Page to the Third Amendment]

LENDER:

WHITEHAWK FINANCE LLC

By:	/s/ Robert A. Louzan
Name: Robert A. Louzan
Title: Managing Partner

 [Signature Page to the Third Amendment]